                                                                   Exhibit 99.01

February 10, 2003

Mark A. Koch, CPA
54 Beekman Avenue
Croton-on-Hudson, NY 10520

Dear Mark:

Del  Global  Technologies  Corp.  (the  "Corporation")   acknowledges  that  the
maintenance of strong and  experienced  employees is essential in protecting and enhancing the best interest of the  Corporation  and its  stockholders.  In this
connection  the  Corporation   recognizes   that,  as  is  the  case  with  many
corporations, the possibility of a change in control may arise and may result in the  departure  or  distraction  of  key  employees  to  the  detriment  of  the
Corporation and its stockholders.

In  order  to  assure  that it will  have the  continued  dedication  of its key employees and the availability of their advice and counsel  notwithstanding  the possibility or occurrence of a Change in Control (as hereinafter  defined),  and to induce  key  employees  to remain in the employ of the  Corporation,  and for other good and valuable  consideration,  the Corporation is taking the following action:

     1.   In the event of a Change in  Control  of the  Corporation  at any time during the period in which you are an employee of the Corporation, and your employment with the Corporation is terminated as a result of such
          Change in Control ("Change in Control  Termination"),  the Corporation
          and/or its successor  shall be obligated to pay to you an amount equal to one (1) times the sum of (i) your base salary for the calendar year in which  the  Change in  Control  Termination  occurs,  plus (ii) the bonus,  if any,  declared  payable  to you for  the  year  immediately preceding the Change in Control Termination, [or if none declared, the bonus for the year of the  Change in Control  Termination  (based on a full year)  pursuant to targets or goals];  plus (iii) the amount,  if any, credited to you as deferred compensation for the year immediately preceding  the  Change in Control  Termination.  In  addition,  upon a
          Change in Control  Termination the Corporation shall pay you an amount in cash equal to your  unvested  balances  in the  Corporation  Profit
          Sharing  Plan  and any  matching  contributions  to the  Corporation's
          401(k)  Plan  that are  foregone  or not  vested  as of the  Change in
          Control  Termination (the foregoing payments and benefit  collectively referred to hereinafter as "Change in Control  Payments").  The Change

Mark A. Koch
February 10, 2003

          in Control  Payments  shall be  conditioned  upon the  execution  of a mutual  release  of  claims  by you and  the  Corporation,  and  shall otherwise be made as soon as practicable after the termination of your employment as a result of the Change in Control,  but in no event more than five (5) days after the Change in Control Termination.

     2.   The  Corporation  shall  also pay to you your base  salary  for unused
          vacation   days  and,   pursuant  to  a  bonus  plan  adopted  by  the
          Corporation,  a pro-rata  portion of your accrued but unpaid bonus for the year in which a Change in Control  Termination  occurs, at a level consistent with 100% pay-out versus set targets or goals.

     3.   In  addition,   the  Corporation   shall  continue  to  allow  you  to
          participate   in  the   hospitalization,   group  health  benefit  and
          disability  plans of the  Corporation  for twelve (12) months from the date of the  Change  in  Control  Termination  on the same  terms  and conditions as immediately prior to such Change in Control Termination.
          If such plans do not allow such  participation,  the Corporation  will reimburse you for the costs of providing  equivalent  coverage by some other means.

     4.   You will not be required to seek other employment or to attempt in any way to reduce the Change in Control Payments payable to you.  Further,
          the  Change  in  Control   payments   shall  not  be  reduced  by  any
          compensation  earned  by you as a  result  of  employment  by  another employer. The Change in Control Payments shall be in lieu of any other severance  payments  to  which  you may be  entitled  pursuant  to any severance plan of the  Corporation or otherwise,  and shall be reduced by all other payments made by the  Corporation  that are in the nature of severance,  including, without limitation,  payments required under the WARN Act (or  equivalent  state  law)  that are made in lieu of an advance notice of a mass termination.

     5.   In the event it shall be  determined  that Change in Control  Payments shall,  together  with any  perquisites  or  payment  received  by you
          (whether paid or payable or distributed or  distributable  pursuant to the terms of this  letter or  otherwise,  is subject to the excise tax imposed by  Section  4999 of the  Internal  Revenue  Code of 1986,  as
          amended (the "Code") or any interest or penalties  are incurred by you with  respect to such excise tax (such excise tax,  together  with any such interest and penalties,  are hereinafter collectively referred to as the  "Excise  Tax'),  then you  shall be  entitled  to  receive  an additional  payment (a "Gross-Up  Payment") from the Corporation in an amount such that after payment by you of all taxes including,  without limitation,  any income taxes (and any interest and penalties  imposed with  respect  thereto)  and any Excise Tax imposed  upon the Gross-Up
          Payment,  the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Change in Control Payments.

Mark A. Koch
February 10, 2003

     6.   A "Change in  Control"  shall be deemed to occur upon the  earliest to occur after the date of this letter of any of the following events:

          (a)  Acquisition of Stock by Third Party: Any Person is or becomes the
               Beneficial  Owner,  directly or indirectly,  of securities of the
               Corporation (not including in the securities  beneficially  owned
               by  such  Person  any  securities   acquired  directly  from  the
               Corporation or its Affiliates)  representing thirty (30%) percent or more of the combined  voting power of the  Corporation's  then outstanding securities;

          (b)  Change in Board of Directors:  The date when Continuing Directors cease to be a majority of the Directors then in office;

          (c)  Corporate  Transactions:  The  shareholders  of  the  Corporation approve a merger or  consolidation  of the  Corporation  with any other corporation,  which merger or consolidation is consummated, other than (i) a merger or  consolidation  which would  result in the voting securities of the Corporation  outstanding immediately prior  thereto  continuing  to  represent  (either  by  remaining outstanding or by being  converted into voting  securities of the surviving  entity),  in combination with newly acquired ownership acquired in such  transaction  by any trustee or other  fiduciary
               holding   securities  under  an  employee  benefit  plan  of  the
               Corporation or an Affiliate,  at least 50% of the combined voting power  of the  voting  securities  of  the  Corporation  or  such surviving  entity  outstanding  immediately  after such merger or consolidation,  or (ii) a merger  or  consolidation  effected  to implement  a  recapitalization  of the  Corporation  (or  similar transaction)  in which no  Person  acquires  more than 50% of the combined  voting  power  of the  Corporation's  then  outstanding securities; or

          (d)  Liquidation:  The approval by the shareholders of the Corporation of a complete  liquidation of the Corporation or an agreement for
               the  sale  or   disposition   by  the   Corporation   of  all  or
               substantially all of the Corporation's assets, which liquidation, sale or disposition is consummated.

     7.   The termination of your employment shall be deemed a Change in Control
          Termination  if (i) your  employment is terminated by the  Corporation
          (except by reason of your death) within  twenty-four (24) months after
          the  Change  in  Control  or  (ii)  you  voluntarily   terminate  your
          employment within  twenty-four (24) months after the Change in Control because (i) your salary,  bonus  potential  and/or  benefits have been decreased (ii) your duties, functions, responsibilities or authorities have  substantially  changed,  (iii) your work location has changed by forty  (40)  miles  or more  or (iv)  the  principal  business  of the
          Corporation has substantially changed.

Mark A. Koch
February 10, 2003

     8.   For  purposes  of this  letter,  the  following  terms  shall have the following meanings:

          (a)  "Affiliate"  shall mean any entity that  directly  or  indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Corporation as determined by the
               Board of Directors in its discretion.

          (b)  "Beneficial  Owner" shall have the meaning  given to such term in
               Rule 13d-3 under the Exchange Act.

          (c)  "Continuing  Directors"  as used in this  letter  shall  mean the persons who constitute the Board of Directors of the  Corporation
               on  the  date  hereof  together  with  their   successors   whose
               nominations were approved by a majority of Continuing Directors.

          (d)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (e)  "Person" shall have the meaning as set forth in Section 13(d) and
               14(d) of the Exchange Act;  provided  however,  that Person shall exclude (i) the  Corporation or any of its  Affiliates,  (ii) any
               trustee or other fiduciary  holding  securities under an employee benefit plan of the Corporation or any of its  Affiliates,  (iii)
               an  underwriter  temporarily  holding  securities  pursuant to an offering  of such  securities;  and (iv) any  corporation  owned, directly or indirectly, by the shareholders of the Corporation in substantially  the same proportion as their ownership of stock of the Corporation.

     9.   EMPLOYMENT. Notwithstanding anything to the contrary contained herein, you and the  Corporation  agree that you shall be  entitled to receive the  Change  in  Control  Payments  solely in the event of a Change in
          Control  and  nothing  herein  shall  be  deemed  to  grant to you any additional rights to continued employment by the Corporation.

     10.  TAX  WITHHOLDING.  Both the Change in Control  Payments  and any other payments or benefits provided hereunder will be subject to withholding for all applicable employment and income taxes.

     11.  LEGAL FEES. The Corporation agrees to pay as incurred,  to the fullest extent  allowed  by law,  all legal  fees and  expenses  which you may reasonably incur as a result of any contest by the Corporation, you or others of the validity or  enforceability  of, or liability under, any of the terms of this letter, plus in each case interest on any delayed payment at the applicable federal rate under the Code.

Mark A. Koch
February 10, 2003

This letter sets forth the entire  agreement of the parties  hereto with respect to the subject matter  contained  herein and  supersedes  all prior  agreements,
promises,   covenants,   arrangements,   communications,    representations   or
warranties,  whether  oral  or  written,  with  respect  to the  subject  matter contained herein, including,  without limitation, any prior severance agreements or change in control agreements.

If the foregoing is acceptable to you,  please so indicate in the space provided below and return the enclosed copy of this letter to the undersigned.

                                        Very truly yours,

                                        DEL GLOBAL TECHNOLOGIES CORP.

                                        By: /s/ Samuel E. Park
                                           -------------------------------------
                                           Samuel E. Park
                                           President and Chief Executive Officer

Accepted and Agreed to

this 11th  day of February, 2003

/s/ Mark A. Koch
---------------------------------
Mark A. Koch